Exhibit 99.1

Breakthrough Cancer Therapeutics VAL - 083: Validated DNA - targeting Agent for Multiple Drug Resistant Solid Tumor Indications August 2019 NASDAQ: DMPI

Forward Looking Statements Copyright 2019, DelMar Pharmaceuticals All rights reserved 2 Any statements contained in this presentation that do not describe historical facts may constitute forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward - looking statements contained herein or made in the course of the presentation are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company's ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company's products and technology; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the SEC, including its current reports on Form 8 - K’s, Form 10 - Q’s and most recent Form 10 - K. DelMar Pharmaceuticals does not undertake to update these forward - looking statements made.

• Demonstrated Efficacy - Validated biological and tumor effecting activity - Biomarker enriched patient population • Well Characterized Safety Profile - Large historical safety database of over 1,000 patients • Mature Manufacturing Status - CMC advanced to Phase 3 / commercial stage • Efficient Capital Management - Low quarterly burn - Funded through full enrollment for all three Phase 2 study arms • Executing Clinical Development through expert centers - Phase 2 studies being conducted by M.D. Anderson Cancer Center (MDACC) and Sun Yat - sen University Cancer Center (SYSUCC) - Supported by world class Scientific Advisory Board with deep GBM expertise Copyright 2019, DelMar Pharmaceuticals All rights reserved 3 Highly De - Risked Late - Stage Phase 2 Programs

Corporate and Product Overview Copyright 2019, DelMar Pharmaceuticals All rights reserved 4 • VAL - 083 - First - in - class, small molecule, DNA - targeting agent - Established and unique mechanism of action - Proven to cross the blood - brain barrier • Lead indication - Biomarker - driven, MGMT - unmethylated glioblastoma multiforme (GBM) - Three distinct GBM patient populations in Phase 2 studies • 505(b)(2) path allows use of prior toxicology and clinical data from National Cancer Institute (exclusively authorized to DelMar - 1 ) and other studies to support FDA filings • Fast Track Designation and Orphan Drug Designations (US and EU) 1. Letter of Authorization November 3, 2010

DelMar PHARMACEUTICALS

# Validated Biological Activity of VAL-083

- Previous work at National Cancer Institute (NCI) demonstrated efficacy of compound
  - Randomized trial in 42 patients:
    - Radiation only patients mOS of 35 weeks
    - Radiation and VAL-083 mOS of 67 weeks [-1]
- VAL-083 Effectively Crosses Blood-Brain Barrier
  - Established in previous NCI work [-2]
  - Further demonstrated through PK data from ongoing Phase 2 clinical trial at SYSUCC [-3]
- Myelosuppression is consistent with other successful approved chemotherapy treatments
- VAL-083's unique mechanism of action creates inter-strand DNA cross-links at the N7 position of guanine, resulting in double-strand DNA breaks and cancer cell death via apoptosis [-4]

1. Eagan 1979 JAMA
2. Eckhardt 1977 Cancer Treat Rep
3. Chen AACR Poster 2019
4. Fouse 2014 Neuro Oncol

Copyright 2019, DelMar Pharmaceuticals All rights reserved
5

Biomarker Enriched Patient Population MGMT - unmethylated GBM Patients Have Very Limited Treatment Options Across All Disease Stages - 1 1. Hegi 2005 N Eng J Med Copyright 2019, DelMar Pharmaceuticals All rights reserved 6 <40% GBM pts >60% GBM pts

DelMar PHARMACEUTICALS

# Biomarker Enriched Patient Population

- Evaluating MGMT promoter methylation has become standard practice in GBM diagnosis, treatment, and outcomes
- September 2017 NCCN guidelines highlight limited effectiveness of temozolomide (TMZ) for patients with MGMT-unmethylated tumors [-1]
  - TMZ monotherapy [for patients with KPS<60] in only recommended if tumor is MGMT-methylated
  - Clinical benefit from TMZ is likely to be lower in patients whose tumors are MGMT-unmethylated
- MGMT testing is a commercially available diagnostic

LabCorp ARUP LABORATORIES HistoGeneX Allscripts

1. NCCN Guidelines Version 1.2017

Copyright 2019, DelMar Pharmaceuticals All rights reserved
7

Biomarker Enriched Patient Population VAL - 083 is Equipotent Independent of MGMT Promoter Methylation Status - 1 U251 MGMT - Methylated GBM Copyright 2019, DelMar Pharmaceuticals All rights reserved 8 T98G MGMT - Unmethylated GBM 1. Hu 2012 AACR poster

DelMar PHARMACEUTICALS

# Biomarker Enriched Patient Population

“Treating patients with glioblastoma with unmethylated MGMT promoter is particularly challenging. These tumors are inherently resistant to the temozolomide, which alkylates DNA at the O-6 position of methylguanine, and is readily repaired by MGMT. VAL-083 has been shown to be safe and may provide a valuable treatment option for these patients” -1

“We agree that we desperately need something better to offer our patients and we feel that VAL-083 has some promise and potential” -2

1. Dr. Barbara O’Brien, Assistant Professor, Department of Neuro-Oncology at MD Anderson Cancer Center
   *Principal Investigator on DelMar rGBM and Adjuvant arm trial*
2. Dr. David Reardon, Clinical Director of the Center for Neuro-Oncology at the Dana-Farber Cancer Institute
   Dr. John de Groot, Chairman, ad interim of the Department of Neuro-Oncology at MD Anderson Cancer Center
   *Members, DelMar Scientific Advisory Board*

Copyright 2019, DelMar Pharmaceuticals All rights reserved
9

• DelMar’s GBM program builds on previous work from the National Cancer Institute - ~40 Phase 1 and Phase 2 clinical trials in multiple indications as well as significant preclinical work - More than 1,000 patient historical safety database • Safety database augmented by completed and ongoing DelMar clinical trials with addition of over 100 patients to date • Consistent with prior NCI data, myelosuppression has been the most common adverse event (AE); AEs have generally resolved spontaneously Copyright 2019, DelMar Pharmaceuticals All rights reserved 10 Well Characterized Safety Profile

• VAL - 083 Drug Substance (DS) manufactured by STA Pharmaceutical Co., Ltd. (STA), a WuXi AppTech company - STA focused on late stage and commercial DS manufacturing - Engineering and GMP lots manufactured; strong stability results • VAL - 083 Drug Product (DP) manufactured by Chemi Pharma (subsidiary of Italfarmaco) - Chemi Pharma is focused on late stage and commercial DP manufacturing - Robust process built on lyophilization temperature - Engineering and GMP lots manufactured; strong purity and stability results - Additional IP generated on process and methods Copyright 2019, DelMar Pharmaceuticals All rights reserved 11 Advanced Manufacturing Status

• Only $38.8M in shareholder capital spent to establish multiple clinical programs (through March 31, 2019) • Low quarterly burn - Efficient internal operations and low fixed costs - Exceptional value from clinical partners at MDACC and SYSUCC • Program funded through patient enrollment for all three Phase 2 study arms Copyright 2019, DelMar Pharmaceuticals All rights reserved 12 Efficient Capital Management

VAL - 083 Clinical Development Program 1. Hegi 2005 N Eng J Med - 1 Copyright 2019, DelMar Pharmaceuticals All rights reserved 13

# VAL-083 Clinical Development Program


Preclinical
IND
Phase 1
Phase 2
Phase 3
VAL-083
Recurrent MGMT-unmethylated GBM
Newly-diagnosed MGMT-unmethylated GBM
Adjuvant MGMT-unmethylated GBM
Platinum-Resistant Ovarian Cancer
Other Solid Tumors

Copyright 2019, DelMar Pharmaceuticals All rights reserved
14

VAL - 083 Clinical Development Program Copyright 2019, DelMar Pharmaceuticals All rights reserved 15

• Validate VAL - 083 in recurrent, Avastin - naïve MGMT - unmethylated GBM patients post TMZ failure - Primary endpoint is Median Overall Survival compared to historical control of Lomustine at 7.2 months - Conducted at MDACC (NCT02717962) • 56 of 83 planned recurrent patients have been enrolled - 1 • 47 patients have received assessment at end of cycle 2 - 2 - 13/47 (28%) patients have been assessed as Stable Disease • Consistent with prior studies, myelosuppression is the most common adverse event Copyright 2019, DelMar Pharmaceuticals All rights reserved 16 VAL - 083 Recurrent Study Arm 1. Data cut - off 24 - Jul - 2019 2. Data cut - off 5 - May - 2019 Assessment based on Investigator’s clinical and radiologic assessment according to RANO criteria

• Validate VAL - 083 in adjuvant GBM MGMT - unmethylated patients post radiation - Primary endpoint is Progression Free Survival compared to historical control of TMZ at 6.9 months - Conducted at MDACC (NCT02717962) • First of 24 planned adjuvant patients has been enrolled - 1 Copyright 2019, DelMar Pharmaceuticals All rights reserved 17 VAL - 083 Adjuvant Study Arm 1. Data cut - off 24 - Jul - 2019

DelMar PHARMACEUTICALS

# VAL-083 Newly-Diagnosed Study Arm

- Validate VAL-083 in newly-diagnosed MGMT-unmethylated GBM patients
  - Primary endpoint is Progression Free Survival compared to historical control of TMZ at 6.9 months
  - Conducted at SYSUCC (NCT03050736)
- 20 of 30 planned **newly-diagnosed** patients have been enrolled [-1]
- 17 patients have received at least one assessment [-2]
  - 9/17 (53%) assessed as Complete Response
  - 7/17 (41%) assessed as Stable Disease
  - One patient assessed as Disease Progression (6%); two patients not on study long enough to be assessed; one patient died before first assessment time point
  - **"For a tumor such as GBM, which is intrinsically infiltrative and destructive in the brain, stabilization of disease is an important achievement."** [-3]
  - Consistent with prior studies, myelosuppression is the most common adverse event

1. Data cut-off 1-Aug-2019
2. Best Overall Response based on Investigator's clinical and radiologic assessment according to RANO criteria
3. Dr. David Reardon, Clinical Director of the Center for Neuro-Oncology at the Dana-Farber Cancer Institute

Copyright 2019, DelMar Pharmaceuticals All rights reserved
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• GBM is the most common adult brain tumor with annual incidence ~29,000 new cases in US and EU - 1 • >17,000 Newly - diagnosed and adjuvant MGMT - unmethylated patients annually - 2 • >12,000 Recurrent MGMT - unmethylated patients annually - 3 Copyright 2019, DelMar Pharmaceuticals All rights reserved 19 VAL - 083 Initial Market Opportunity 1. CBTRUS report 2017 2. Hegi 2005, N Eng J Med 3. Brandes 2009, J Clin Onc

• Dr. Napoleone Ferrara - World renowned scientist and Distinguished Professor of Pathology and a Distinguished Adjunct Professor of Ophthalmology and Pharmacology at the University of California, San Diego • Dr. John de Groot - Chairman, ad interim of the Department of Neuro - Oncology at MD Anderson Cancer Center • Dr. David Reardon - Clinical Director of the Center for Neuro - Oncology at the Dana - Farber Cancer Institute and Professor of Medicine at the Harvard Medical School • Dr. Timothy Cloughesy - Professor of neurology at David Geffen School of Medicine at the UCLA and member of UCLA Brain Research Institute and Jonsson Comprehensive Cancer Center • Dr. Nicholas Butowski - Neuro - oncologist practicing at UCSF Medical Center and Director of translational research in neuro - oncology and a researcher at the Brain Tumor Center Copyright 2019, DelMar Pharmaceuticals All rights reserved 20 Scientific Advisory Board

• Highly De - Risked Late Phase 2 Program - Demonstrated Efficacy - Well Characterized Safety Profile - Mature Manufacturing Status - Efficient Capital Management - Executing Clinical Development through expert and highly regarded centers • Opportunities in biomarker - enriched patient population across all GBM disease stages - Newly - diagnosed patients (1st line) - Adjuvant patients (Post initial cycle with radiation therapy) - Recurrent patients (2nd line) • Fast Track and Orphan Drug Designations Copyright 2019, DelMar Pharmaceuticals All rights reserved 21 Corporate and Product Summary

Breakthrough Cancer Therapeutics NASDAQ: DMPI Corporate Headquarters Suite 720 - 999 W. Broadway Vancouver BC V5Z 1K5 Canada Clinical Operations 3475 Edison Way, Suite R Menlo Park, CA 94025 USA